Assets Held for Sale and Discontinued Operations	12 Months Ended
Dec. 31, 2022
Asset Held for Sale and Discontinued Operations [Abstract]
Assets Held for Sale and Discontinued Operations
5.    Assets Held for Sale and Discontinued Operations

a) Fort Hills and Quintette

i) Fort Hills sale transaction

On October 26, 2022, we announced an agreement to sell our 21.3% interest in Fort Hills and associated downstream assets to Suncor Energy Inc. (Suncor). Total Energies E&P Canada Ltd (TEPCA) exercised its right of first refusal to purchase its proportionate share of our Fort Hills interest. The transaction value is consistent with the outlook at the October 2022 announcement date for the Fort Hills business reflected in the then most recent in-depth review of Fort Hills conducted by Suncor and the resulting long-range plan for the project. The disposal group was classified as discontinued operations and assets held for sale beginning in the fourth quarter of 2022.

The transaction closed on February 2, 2023 and we received $1.0 billion in cash, subject to customary post-closing adjustments.

ii) Results of discontinued operations of the Fort Hills disposal group

(CAD$ in millions)	2022	2021
Revenue	$1,597	$715
Cost of sales	(1,291)	(848)
Gross profit (loss)	306	(133)
Asset impairment	(1,243)	—
Other operating income	6	—
Loss from discontinued operations	$(931)	$(133)
Net finance expense	(25)	(25)
Non-operating income	—	2
Loss from discontinued operations before taxes	(956)	(156)
Recovery of (provision for) income taxes	184	(99)
Loss from discontinued operations	$(772)	$(255)

Asset Impairment – Fort Hills

During 2022, we recorded a non-cash, pre-tax asset impairment of $1.2 billion (after-tax $961 million) as a result of the sale of our interest in Fort Hills. The aggregate cash proceeds received in the sale was approximately $1.0 billion. As part of the sale, we agreed to make scheduled payments to Suncor over the remaining term of the downstream contract in order to reduce the impact of certain pipeline tolls payable under that downstream contract indirectly assumed by Suncor. We will record a financial liability currently estimated at $264 million related to these downstream contracts on the closing date of February 2, 2023.

In the fourth quarter of 2021, as a result of updated mine plans for Fort Hills, we performed an impairment test on our Fort Hills CGU as at December 31, 2021. Using a long-term WCS heavy oil price of US$48 per barrel, a long-term Canadian to U.S. dollar foreign exchange rate of CAD$1.28 to US$1.00 and an 8% real, post-tax discount rate resulted in a recoverable amount of $2.1 billion, which approximated our carrying value as at December 31, 2021. Cash flow projections used in the analysis as at December 31, 2021 were based on a life of mine plan with cash flows covering a period of 37 years.

iii) Quintette sale transaction

On December 19, 2022, we announced an agreement with Conuma Resources Limited to sell all the assets and liabilities of the Quintette steelmaking coal mine in northeastern British Columbia. The disposal group did not meet the definition of discontinued operations. As at December 31, 2022, we have reclassified the assets and liabilities of Quintette as held for sale on the balance sheet. We have assessed the fair value of the Quintette assets and determined that the fair value exceeded the carrying value of the assets and accordingly, no impairment was recorded. The transaction subsequently closed on February 16, 2023.
5.    Assets Held for Sale and Discontinued Operations (continued)

iv) Assets and liabilities of the Fort Hills disposal group and the Quintette disposal group held for sale as at December 31, 2022

(CAD$ in millions)	Fort Hills	Quintette	Total
Cash and cash equivalents	$34	$—	$34
Inventories	53	—	53
Prepaid and other current assets	49	—	49
Financial and other assets	42	1	43
Property, plant and equipment	1,124	263	1,387
Total assets held for sale	$1,302	$264	$1,566

Trade accounts payable and other liabilities	$172	$5	$177
Current portion of lease liabilities	9	—	9
Current income taxes payable	46	—	46
Lease liabilities	200	—	200
Deferred income tax liabilities	18	50	68
Provisions and other liabilities	110	35	145
Total liabilities associated with assets held for sale	$555	$90	$645

Significant individual lease arrangement related to Fort Hills

Fort Hills entered into a service agreement in 2017 with TC Energy Corp. for the operation of the Northern Courier Pipeline and associated tanks to transport bitumen between Fort Hills and Fort McMurray, Alberta, for a period of 25 years with an option to renew for four additional five-year periods. We have assumed the extensions will be exercised in our determination of the lease liability. As at December 31, 2022, our share of the related lease liability was $191 million (2021 – $195 million). Our share of the total lease payments over the life of the lease is $488 million. This agreement has been assigned to Suncor and TEPCA in connection with the sale of our interest in the Fort Hills partnership.

b) Mesaba arrangement

On July 20, 2022 we announced an agreement with PolyMet Mining Corp. to form a 50:50 joint arrangement to advance PolyMet Mining Inc.'s NorthMet Project and Teck's Mesaba mineral deposit. The new joint arrangement will be named NewRange Copper Nickel LLC. As at December 31, 2022, we have reclassified property, plant and equipment and other assets of $14 million related to Mesaba to non-current assets held for sale. We have assessed the fair value of the Mesaba assets and determined that the fair value exceeded the carrying value of the assets and accordingly, no impairment was recorded. The transaction subsequently closed on February 15, 2023.

c) San Nicolás arrangement

On September 16, 2022, we announced an agreement with Agnico Eagle Mines Limited to form a 50:50 joint arrangement to advance the San Nicolás copper-zinc development project located in Zacatecas, Mexico. Closing of the transaction will be subject to customary closing conditions, including receipt of all required regulatory approvals. We expect that this transaction will close in the first half of 2023. We have reclassified property, plant and equipment and other assets of $159 million related to San Nicolás to non-current assets held for sale. We have assessed the fair value of the San Nicolás assets and determined that the fair value exceeded the carrying value of the assets and accordingly, no impairment was recorded.